Exhibit 10.75

MASTER LEASE  AGREEMENT

MASTER LEASE AGREEMENT ("Master Agreement" or "Lease") made as of JULY 14, 2006, between EQUIPMENT LEASING SERVICES, L.L.C., an Arizona limited liability company, having its chief executive offices at 9977 N. 95th Street, Suite 110, Scottsdale, AZ 85258 ("Lessor") and CMARK INTERNATIONAL, INC. a South Carolina corporation having its chief executive offices at 9570 TWO NOTCH ROAD SUITE 4, COLUMBIA, SC 29223,("Lessee").

1.	LEASE & DOCUMENTS

In accordance and subject to this Master Agreement, Lessor shall lease to Lessee, and Lessees shall from Lessor, the items of  personal property (collectively the "Equipment", and individually an "Item") described in the Schedule(s). Subject to this Master cement, each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee. The Master Agreement, Schedule(s) (including any Riders noted therein), Personal Guaranty (s), Assignment of Funds Agreement, Trust Acknowledgement Agreement, Credit Application(s) and any other referenced document(s) and/or, agreements contained therein are material consideration for Lessor to consummate this transaction and constitute the basis of this bargain. Such agreements and documents are collectively known as the "Lease Documents". In the event of a conflict between this Master Agreement and any Schedule, Ice language of the Schedule shall prevail. The Lease Documents shall be effective upon execution by Lessor at its offices. Lessee agrees to promptly execute and deliver to Lessor all instruments or documents necessary to consummate the transactions contemplated by this Master Agreement as are reasonably requested by Lessor from time to time.

2.	TERM

(a)
The term of the Lease shall be comprised of a Delivery Term, Installation Term and Base Term. The Delivery Term for each Item shall commence on the date the Item is delivered to Lessee and shall end on the Installation Date. The Installation Term shall commence on the Installation Date and terminate on the first day of the month following the Installation Date for the last Item to be installed (the "Base Term Commencement Date"). The Base Term of the Lease shall begin on the Base Term Commencement Date, and may, subject to Subsection 2(b), terminate on the last day of the last month of the Base Term. The date of installation (the "Installation Date") for any Item shall be the earlier of either (i) the date on which the entity responsible for installing such Item certifies that the Item is installed and placed in good working order, or (ii) if Lessee has caused a delay in the installation of an Item, seven days from the date the Item is delivered to the equipment location specified in the Schedule, or (iii) if Lessee is to install the Item, the third day after delivery. In the event the Equipment is already installed at the equipment location of Lessee and has been previously paid for by Lessee, the Installation Date shall be the date on which the Lessor pays Lessee for the Equipment.

(b)
A Lease may be terminated as of the last day of the last month of the Base Term by written notice given by either Lessor or Lessee not less than four (4) months prior to the date of termination of the Base Term. If the Lease is not so terminated at the end of the Base Term, the Base Term shall be automatically extended for successive four (4) month periods until such four (4) month notice is given. The Base Monthly Rental, as hereinafter defined, shall continue to be due and payable by Lessee until the Equipment is redelivered to Lessor upon the termination of the Base Term or any extension term, and throughout any such extension term(s). No notice of termination may be revoked without the written consent of the other party.

3.	RENTAL

(a)
The rental amount payable to Lessor by Lessee for the Equipment will be as set forth on the Schedule ("Base Money Rental"). As rent for Equipment, (i) Lessee shall pay Lessor in immediately available funds and in advance on the Base Term Commencement Date and on the first day of each month during the Base Term of the Lease the Base Monthly Rental, per month, and (ii) on the Installation Date an amount equal, to 1/30th of the Base Monthly Rental for each Item times the number of days which will elapse from the Installation Date of such items to the Base Term Commencement Date of the Lease; and (iii) Supplemental Rent on or before the date required hereunder or upon Lessor's demand if no date is specified herein, which shall constitute any other amount which Lessee is obligated to pay hereunder including indemnity payments, Stipulated Loss Value or excess use charges.Each remittance from Lessee to Lessor shall contain information as to the Lease for which payment is made.

(b)
For any payment of rent or other amount due under a Lease which is past due for more than ten (10) days, interest shall accrue at the rate of 5% per month, from the date such payment was due until payment is received by Lessor, or if such rate shall exceed the maximum rate of interest allowed by law, then at such maximum rate,

4.	TAXES

Lessee shall reimburse Lessor for (or pay directly, but only if instructed by Lessor) all taxes, fees, and assessments that may be imposed by any taxing authority on the Equipment, on its purchase, ownership, delivery, possession, operation, rental, return to Lessor or its purchase by Lessee (collectively, Taxes); provided, however, that Lessee shall not be liable for any such Taxes (whether imposed by the United States of America or by any other domestic or foreign taxing authority) imposed on or measured by Lessor's net income or tax preference items. Lessee's obligation includes, but is not limited to, the obligation to pay all license and registration fees and all sales, use, personal property, recordation and other taxes and governmental charges, together with any penalties, fines and interest thereof, that may be imposed during the Base Term of the applicable Schedule. Lessor shall report and file any and all Taxes and shall invoice Lessee for same. Lessee she promptly reimburse Lessor for all Taxes and hold Lessor harmless with respect to any non-payment thereof.

5.	NET LEASE

EACH LEASE CREATED HEREUNDER FOR ANY ITEMS OF EQUIPMENT SHALL BE A NET LEASE AND LESSEE ACKNOWLEDGES THAT LESSEE'S OBLIGATIONS THEREUNDER, INCLUDING, WITHOUT LIMITATION, ITS OBLIGATION TO PAY ALL RENT, SHALL BE ABSOLUTE AND UNCONDITIONAL AND LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT, REDUCTION, DEFENSE, COUNTERCLAIM, SET-OFFS DUE OR ALLEGED TO BE DUE BY REASON OF ANY PAST, PRESENT OR FUTURE CLAIM OF LESSEE UNDER ANY LEASE, OR ANY OTHER AGREEMENT, CONTRACT OR UNDERTAKING, AGAINST LESSOR, ANY ASSIGNEE OF LESSOR. OR ANY VENDOR OR MANUFACTURER OF THE EQUIPMENT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SUCH LEASES SHALL NOT TERMINATE, NOR THE OBLIGATIONS OF LESSEE OR LESSOR THEREUNDER BE OTHERWISE AFFECTED, FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY DEFECT IN THE EQUIPMENT OR ANY PART OR ITEMS THEREOF OR LESSOR'S TITLE THERETO OR ANY DAMAGE TO OR DESTRUCTION OR LOSS OF OR INTERFERENCE WITH THE POSSESION OR USE OF ANY ITEMS OF EQUIPMENT FROM ANY CAUSE WHATSOEVER; ANY LIENS, ENCUMBRANCES OR RIGHTS OF OTHERS WITH RESPECT TO ALL OR ANY PART OF THE EQUIPMENT; THE INVALIDITY OR UNENFORCEABILITY OR LACK OF DUE AUTHORIZATION OF THIS AGREEMENT OR ANY LEASE; ANY INSOLVENCY OF OR ANY BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING AGAINST LESSEE OR LESSOR; OR FOR ANY OTHER CAUSE SIMILAR OR DISSIMILAR TO THE FOREGOING, ANY PRESENT OR FUTURE LAW TO THE CONTRARY NOTWITHSTANDING IT BEING THE INTENTION OF THE PARTIES HEREOF THAT ALL RENT AND OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS IN THE MANNER AND THE TIMES HEREIN PROVIDED, UNLESS THE OBLIGATION TO PAY SAME SHALL BE TERMINATED PURSUANT TO THE EXPRESS PROVISIONS OF THIS AGREEMENT. TO THE EXTENT PERMUTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO CANCEL, QUIT OR SURRENDER THIS AGREEMENT, ANY LEASE OR ANY OF THE EQUIPMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS PROVISIONS HEREOF. EACH PAYMENT OF RENT MADE BY LESSEE HEREUNDER SHALL BE FINAL AND LESSEE SHALL NOT SEEK TO RECOVER ALL OR ANY PART OF SUCH PAYMENT FROM LESSOR OR ANY ASSIGNEE OR LESSOR FOR ANY REASON WHATSOEVER.

6.	INSTALLATION, RETURN AND USE OF EQUIPMENT

(a)
Upon delivery of the Equipment to Lessee, Lessee shall pay all transportation, installation, rigging, packing and insurance charges with respect to the Equipment. In the case of a sale and lease back transaction, Lessee shall upon the request of Lessor, certify the date the Equipment was first put into use.

(b)
Lessee shall, at all times during the term of the Lease, be entitled to unlimited use of the Equipment. Lessee will at all times keep the. Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the Schedule without the prior written consent of Lessor and in no event shall the Equipment be moved outside the continental, contiguous United States. Lessee will comply with all laws, regulations, and ordinances, and all applicable requirements of the manufacturer of the Equipment which apply to the physical possession, use, operation, condition, and maintenance of the Equipment. Lessee agrees to obtain all permits and licenses necessary for the operation of the Equipment.

(c)
Lessee shall not without the prior written consent of Lessor, affix or install any accessory, feature, equipment or device to the Equipment or make any improvement, upgrade, modification, alteration or addition to the Equipment (any such accessory, feature, equipment, device or improvement, upgrade,  modification, alteration or addition affixed or installed is an "Improvement"). Title to all Improvements shall, without further act, upon the making, affixing or installation of such Improvement, vest solely in Lessor, except such Improvements as may be readily removed without causing material damage to the Equipment and without in any way affecting or impairing the originally intended function, value or use of the Equipment. Removal of the Improvement shall be performed by the manufacturer, at the sole expense of Lessee. Provided the Equipment is returned to Lessor in the condition required by the Lease and title to the Improvement shall vest in the Lessee upon removal. Any Improvement not removed from the Equipment prior to return shall at Lessor's option remain the property of Lessor and shall be certified for maintenance by the manufacturer, at Lessee's expense.

Lessee shall notify Lessor in writing no less than 60 days or to the desired installation date of the type of Improvement Lessee desires to obtain. Lessor may, at any time within 10 days after receipt of the notice offer to provide the Improvement to Lessee upon terms and conditions to be mutually agreed upon. Lessee shall notify Lessor of any third party offers and shall lease the Improvement from Lessor if Lessor meets the terms of the third party offer.

If Lessee leases an Improvement from Lessor, such lease shall be under a separate Schedule, the Improvement shall not be placed in service by Lessee prior to acquisition by Lessor, and Lessee shall execute and deliver any document necessary to vest title to such Improvement in Lessor.

During the term of the Lease term and any renewal term, Lessee shall cause all Improvements to be maintained, at Lessee's expense, in accordance with the requirements of Section 7. Unless otherwise agreed to by Lessor, upon the expiration or earlier termination of the term of the Lease, any Improvement shall be de-installed and removed from the Equipment by the manufacturer, at Lessee's expense. If the Improvement is removed, the Equipment shall be restored to its unmodified condition and shall be certified for maintenance by the manufacturer, at Lessees expense.

In the event an Improvement is provided to Lessee by a party other than Lessor, Lessee shall cause such party to execute and deliver to Lessor such documents as shall be required by Lessor to protect the interests of Lessor and any Assignee in the Equipment, this Master Agreement and any Schedule.

(d)
Lessee shall, at the termination of the Lease, at its expense, de-install, pack and return the Equipment to Lessor at such location within the continental United States as shall be designated by Lessor in the same operating order, repair, condition and appearance as of the Installation Date, reasonable wear and tear excepted, with all current engineering changes prescribed by the manufacturer of the Equipment incorporated in the Equipment. Until the return of the Equipment to Lessor, Lessee shall be obligated to pay the Base Monthly Rental and all other sums due under the Lease.

7.	MAINTENANCE AND REPAIRS

Lessee shall, at its expense, during the term of the Lease, preserve, repair and maintain the Equipment in good working order and in accordance with the manufacturer's specifications and shall keep a copy of all repairs and maintenance logs to the equipment and Lessee , upon request, shall furnish Lessor with a copy of such maintenance or repairs logs or records. During the term of the Lease, Lessee shall, at its expense, keep the Equipment in good working order, repair, appearance and condition and make all necessary adjustments, repairs and replacements, all of which shall become the property of Lessor. Lessee shall not use or permit the use of the Equipment for any purpose for which, in the opinion of the manufacturer of the Equipment the Equipment is not designed or intend,  Lessee further agrees that it will not use said Equipment in a manner contrary to any restrictions contained in manufacturer's specifications.

8.	OWNERSHIP, LIENS AND INSPECTIONS

(a)
Lessee shall keep the Equipment free from any marking or labeling which might be interpreted as a claim of ownership by Lessee or any party other than Lessor and its Assignee(s), and shall affix and maintain tags, decals or plates furnished by Lessor on the Equipment indicating ownership and title to the Equipment in Lessor or its Assignee(s). Upon reasonable notice to Lessee, Lessor or its agents shall have access to the Equipment and Lessee's books and records with respect to the Lease and the Equipment at reasonable times for the purpose of inspection and for any other purposes contemplated by the Lease, subject to the reasonable security requirements of Lessee.

(b)
Lessee shall execute and deliver such instruments, including Uniform Commercial Code financing statements, as are required to be filed to evidence the interest of Lessor and its Assignee(s) in the Equipment or the Lease. Lessee has no interest in the Equipment except as expressly set forth in the Lease, and that interest is a leasehold interest. Lessor and Lessee agree, and Lessee represents for the benefit of Lessor and its Assignee(s) the Lease is intended to be a "finance lease" and not a "lease intends as security " as those terms are used in the Uniform Commercial Code; and that the Lease is intended to be a "true lease" as the term is commonly used under the Intel 1.1 Revenue Code of 1986, as amended.

(c)
LESSEE SHALL KEEP THE LEASE, THE EQUIPMENT AND ANY IMPROVEMENTS FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES OF WHATSOEVER KIND (EXCEPT THOSE CREATED BY LESSOR) AND LESSEE SHALL NOT ASSIGN THE LEASE OR ANY OF ITS RIGHTS UNDER THE LEASE OR SUBLEASE ANY OF THE EQUIPMENT OR GRANT ANY RIGHTS TO THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. No permitted assignment or sublease shall relieve Lessee of any of its obligations under the Lease and Lessee agrees to pay all costs and expenses Lessor may incur in connection with such sublease or assignment. Lessee grants to Lessor the right of first refusal on any sublease or other grant of Lessee's rights to the Equipment.

9.	DISCLAIMER OF WARRANTIES

(a)
LESSOR LEASES THE EQUIPMENT "AS IS," AND BEING NEITHER THE MANUFACTURER OF THE EQUIPMENT NOR THE AGENT OF EITHER THE MANUFACTURER OR SELLER, LESSOR DISCLAIMS ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WITH RESPECT TO PATENT INFRINGEMENTS OR THE LIKE. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, NOR SHALL THERE BE ANY ABATEMENT OF RENTAL FOR ANY REASON INCLUDING CLAIMS ARISING OUT OF OR IN CONNECTION WITH (i) THE DEFICIENCY OR INADEQUACY OF THE EQUIPMENT FOR ANY PURPOSE, WHETHER OR NOT KNOWN OR DISCLOSED TO LESSOR, (ii) ANY DEFICIENCY OR DEFECT IN THE EQUIPMENT, (iii) THE USE OR PERFORMANCE OF THE EQUIPMENT, OR (iv) ANY LOSS OF BUSINESS OR OTHER CONSEQUENTIAL LOSS OR DAMAGE, WHETHER OR NOT RESULTING FROM ANY OF THE FOREGOING.

(b)
For the term of the Lease, Lessor assigns to Lessee (to the extent possible), and Lessee may have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, that Lessee's sole remedy for the breach of any such warranty, indemnification or service agreement shall be against the manufacturer of the Equipment and not against Lessor, nor shall any such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee with respect to the Lease.

(c)
Lessee and Lessor agree and acknowledge that it is the intent of both parties that in the event Article 2A of the Uniform m Commercial Code (UCC) is deemed to be applicable to this Lease, this Lease shall qualify as a statutory finance lease under the UCC. LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE HAS SELECTED BOTH: (1) THE EQUIPMENT; AND (2) THE SUPPLIER FROM WHOM LESSOR IS TO PURCHASE THE EQUIPMENT. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN ANY WAY IN LESSEE'S SELECTION OF THE EQUIPMENT OR OF THE SUPPLIER, AND LESSOR HAS NOT SELECTED, MANUFACTURED OR SUPPLIED THE EQUIPMENT. LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

(d)
Upon receipt of written request from Lessee, and so long as this Agreement and the relevant Lease for items of Equipment shall remain in force, Lessor shall take all seasonable action requested by Lessee to enforce any manufacturer's warranty, express or implied, issued on or applicable to any items of Equipment, which is enforceable only by Lessor in its own name, provided, however, that Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith. Similarly, if any such warranty for any item of Equipment shall be enforceable by Lessee in its own name, Lessee hereby agrees, upon receipt of written request from Lessor and so long as this agreement and the relevant Lease for items of Equipment shall remain in force, to take all reasonable action requested by Lessor to enforce any such warranty, provided, however, that Lessee shall not be obligated to resort to litigation to enforce any such warranty unless Lessor shall pay all expenses in connection therewith.

(e)
In the event that either Lessor or Lessee resorts to litigation to enforce any warranty (the litigating party being hereinafter referred to as the "Litigating Party"), it is agreed that the Litigating Party shall have the right to such action as it deems appropriate to settle, compromise or otherwise dispose of any claim under any such warranty, provided that the non-Litigating Party shall not be bound by any rulings, judgments, decisions, agreements, compromises and settlements made or handed down with respect thereto or entered into by the Litigating Party unless the non-Litigating Party shall have agreed in writing to be bound thereby.

(f)
NO REPRESENTATIONS OR WARRANTIES OF THE MANUFACTURER OR DISTRIBUTOR OF THE EQUIPMENT, OR ANY OTHER THIRD PARTY, CAN BIND LESSOR, AND LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR SHALL HAVE NO OBLIGATIONS WITH RESPECT TO THE EQUIPMENT EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR OTHER DOCUMENT EXECUTED BY LESSOR

10.	ASSIGNMENT

(a)
Lessee acknowledges and understands that Lessor may assign to a successor, financing lender and/or purchaser (the "Assignee"), all or any part of to Lessor's right, title and interest in and to the Lease and the Equipment and Lessee hereby consents to such assignment(s). In the event Lessor transfers or assigns, or retransfers or reassigns, to an Assignee all or part of Lessor's interest in the Lease, the Equipment or any sums payable under the Lease, whether as collateral security for loans or advances made or to be made to Lessor by such Assignee or otherwise, Lessee covenants that, upon receipt of notice of any such transfer or assignment and instructions from Lessor,

(i)
Lessee shall, if so instructed, pay and perform its obligations under the Lease to the Assignee (or to any other party designated by Assignee), and shall not assign the Lease or any of its rights under the Lease or permit the Lease to be amended, modified, or terminated without the prior written consent of Assignee; and

(ii)
Lessee's obligations under the Lease with respect to Assignee shall be absolute and unconditional and not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim for any reason, alleged or proven, including, but not limited to, defect in the Equipment, the condition, design, operation or fitness for use of the Equipment or any loss or destruction or obsolescence of the Equipment or any part, the prohibition of or other restrictions against Lessee's use of the Equipment, the interference with such use by any person or entity, any failure by Lessor to perform any of its obligations contained in the Lease, any insolvency or bankruptcy of Lessor, or for any other cause; and

(iii)
Lessee shall, upon request of Lessor, submit documents and certificates as may be reasonably required by Assignee to secure and complete such transfer or assignment, including but not limited to the documents set forth in Section 15(c) of this Master Agreement.

(iv)	Lessee shall deliver to Assignee copies of any notices which are required under the Lease to be sent to Lessor; and

(v)
Lessee shall, if requested, restate to Assignee the representations, warranties and covenants contained in the Lease (upon which Lessee acknowledges Assignee may rely) and shall make such other representations, warranties and covenants to Assignee as may be reasonably required to give effect to the assignment.

(b)
Lessor shall not make an assignment or transfer to any Assignee who shall not agree that, so long as Lessee is not in default under the Lease, such Assignee shall take no action to interfere with Lessee's quiet enjoyment and use of the Equipment in accordance with the terms of the Lease. No such assignment or conveyance shall relieve Lessor of its obligations under the Lease and Lessee agrees it shall not look to any Assignee to perform any of Lessor's obligations under the Lease. No such assignment shall increase Lessee's obligations nor decrease Lessee's rights hereunder.

11.	QUIET ENJOYMENT

Lessor covenants that so long as Lessee is not in default under a Lease, Lessor shall take no action to interfere with Lessee's possession and use of the Equipment subject to and in accordance with the provisions of the Lease.

12.	INDEMNIFICATION

Lessee shall indemnify, defend and hold Lessor (which term, for the purposes of this Section 12, shall be deem to include all agents, employees and officers of Lessor or any affiliate thereof) harmless, on an after tax basis, from and against all demands, (including negligence, tort and strict liability), damages, judgments, suits, and legal proceedings, and any and all costs and expenses in connection therewith (including reasonable attorneys' fees) arising out of or in any manner connected with ice Lease Documents and the transactions contemplated thereby, any (a) breach of any of the Lease Documents (b) any violation of any applicable law or regulation by Lessee, (c) any failure by Lessee to perform or observe any covenant, condition or 9 cement in, or the falsity of any representation or warranty of Lessee in the Lease Documents, (d) any liens imposed on the Equipment by any party other than the Lessor, (e) the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, possession, use, transportation, storage, operation, maintenance, repair, return, Iteration, leasing, subleasing, additions, or other disposition of the Equipment or any Items or with respect to the Lease, any Schedule or the transactions contemplated thereby, including, without limitation, (i) claims for injury to or death of persons and for damage to property, (ii) claims relating to patent, copyright, or trademark infringement, claims relating to latent or other defects in the Equipment whether or not discoverable by Lessor, and (iii) claims relating to the application of any Environmental Law to the Equipment or any material in contact with the Equipment or any act or omission occurring at any time of Lessee specifically including acts or omissions with respect to the on-site or off-site disposal of hazardous wastes and hazardous substances, or threatened damage to the environment (including, without limitation, ambient air, surface water, groundwater, land surface or sub-surface strata) at any on-site or off-site location, occurring at any time, including treatment, storage or disposal of any pollutant, contaminant or chemical or industrial, toxic, or hazardous substance or hazardous waste generated or produced by or in connection with the Equipment or by Lessee.

13.	RISK OF LOSS

(a)
Lessee assumes and shall bear the entire risk of loss and damage, whether or not insured against, of the Equipment from any and every cause whatsoever as of the date the Equipment is delivered to Lessee.

(b)
In the event of loss or damage of any kind to any Item, Lessee shall use all reasonable efforts to place the Item in good repair, condition and working order to the reasonable satisfaction of Lessor within sixty (60) days of such loss or damage, unless the manufacturer of the Equipment determines that such Item has been irreparably damaged, in which case Lessee shall, within ten (10) days of the manufacturer's determination of irreparable loss, make its election to either pay Lessor the Stipulated Loss Value (as set forth as an Attachment A to each Schedule or if none attached to the Schedule, Attachment A hereto) for the irreparably damaged Item or replace the irreparably damaged Item, all as provided in this Section. To the extent that the Item is damaged but not irreparably damaged and if Lessee is entitled, pursuant to the insurance coverage, to obtain proceeds from such insurance for the repair of the Item, Lessee (provided no Event of Default has occurred under the Lease) may arrange for the disbursement of such proceeds to the manufacturer or other entity approved by Lessor to perform the repairs to pay the cost of repair. However, Lessee's obligation to timely repair the damaged Item is not contingent upon receipt of such insurance proceeds.

(c)
In the event that Lessee elects to pay Lessor the Stipulated Loss Value for the irreparably damaged Item, Lessee shall (i) pay such amount (computed as of the first day of the month following the determination of the irreparable damage by the manufacturer) to Lessor on the fits( day of the month following the election by Lessee as provided in (b) above, (ii) pay all Base Monthly Rental for the Item up to the date that the Stipulated Loss Value is paid to Lessor, and (iii) arrange with the applicable insurance company (with the consent of Lessor) for the disposition of the irreparably damaged Item. If not all the Equipment is irreparably damaged, the Value for Calculation of Stipulated Loss Value ("Value") as set forth on the Schedule for the irreparably damaged Item shall be multiplied by the applicable percentage set forth in said Attachment to compute the Stipulated Loss Value for such irreparably damaged Item, and the Base Monthly Rental for the undamaged  equipment remaining due (after payment of the Stipulated Loss Value for the irreparably damaged Item) shall be that amount resulting from multiplying the original Base Monthly Rental by the ratio of the Value of the undamaged Equipment divided by the Value for all the Equipment prior to the damage.

(d)
If Lessee elects to replace the irreparably damaged Item, Lessee shall continue all payments under the Lease without interruption, as if no such damage, loss or destruction had occurred, and shall replace such irreparably- damaged Item, paying all such costs, associated with the replacement, and Lessee shall be entitled to insurance proceeds up to the amount expended by Lessee in effecting the replacement. Lessee shall within twenty (20) days following the date of determination of irreparable damage by the manufacturer, effect the replacement by replacing the irreparably damaged Item with a "Replacement Item" so that Lessor has good, marketable and unencumbered title to such Replacement Item. The Replacement Item shall have a fair market value equal to or greater than the Item replaced, and anticipated to have a fair market value at the expiration of the Base Term equal to the fair market value that the replaced Item would have had at the end of the Base Term, and be the same manufacture, model and type and of at least equal capacity to the Item for which the replacement is being made. Upon delivery, such Replacement item shall become subject to all of the terms and conditions of the Lease. Lessee shall execute all instruments or documents necessary to effect the foregoing.

(e)
For purposes of this Lease, the term "fair market value" shall mean the price of the Equipment delivered and installed at Lessee's location that would be obtained in an arm's-length transaction between an informed and willing buyer-lessee under no compulsion to buy or lease and an informed and willing seller-lessor under no compulsion to sell or lease. If Lessor and Lessee are unable to agree upon fair market value, such value shall be determined, at Lessee's expense, in accordance with the foregoing definition, by three independent appraisers, one to be appointed by Lessee, one to be appointed by Lessor and the d to be appointed by ire first two.

14.	INSURANCE

During the period that any Equipment is leased to Lessee hereunder, lessee will, at all times and at its sole expense, carry and maintain or cause to be carried and maintained: (a) insurance for loss of or damage to the Equipment caused by fire, lightning, tornado and windstorms, explosion smoke and smudge, aircraft and motor vehicle damage, strikes, riots and civil commotion, burglary and theft, comprehensive, vandalism and malicious mischief, and other casualty events customarily insured against respect to similar equipment, and (b) public liability insurance covering the Equipment, in an amount not less than one million dollars ($1,000,000) and against such risks as is customary with respect to similar Equipment and which is acceptable to Lessor . Such policies will provide that the same may not be invalidated against Lessor or any assignee of Lessor by reason of any violation of a condition or breach of warranty of the policies or the application therefore by Lessee, that the policies may be cancelled or materially altered or reduced in coverage by the insurer only after thirty (30) days prior written notice to Lessor and any assignee of Lessor, and that the insurer will give written notice to Lessor and any assignee of Lessor in the event of nonpayment of premium by Lessee when due. Upon the execution of this agreement and thereafter not less than thirty (30) days prior to the expiration dates of any such policies theretofore furnished under this Section, originals of the policies of insurance required by this Section shall be delivered by Lessee to Lessor and any assignee of Lessor, provided, however, that Lessor and any assignee of Lessor may accept copies of the policies, certificates of insurance or other satisfactory evidence in lieu of original policies. Such policies may be blanket policies covering other equipment not subject to the Leases created hereunder and under the Equipment Schedules, provided that any such blanket policy or certificate of insurance issued with respect thereto shall specifically describe the Equipment as being included therein and covered thereby to the full extent of the coverages and amounts required hereunder. If Lessee shall fail to cause the insurance required under this Section to be carried and maintained Lessor or any assignee of Lessor may provide such insurance and Lessee shall reimburse Lessor or any such assignee of Lessor as the case may be, upon demand, for the cost thereof as Supplemental Rent hereunder. Lessor and any assignee of Lessor will be named as the sole loss payees or additional insureds, as their interest may appear, on all policies referred to in clause (a) above, so that the insurance proceeds payable wider such policies will be payable and paid solely to Lessor and to any assignee of Lessor, as their interests may appear. Lessor and any assignee of Lessor will be named as loss payee and additional insured on all policies referred to in clause (b) above.

15.	REPRESENTATION AND WARRANTIES OF LESSEE; FINANCIAL STATEMENTS

(a)
Lessee represents and warrants to Lessor and its Assignee(s) (i) that the execution, delivery and performance of the Lease Documents was duly authorized and that upon execution of the Lease Documents by Lessee and Lessor, the Lease Documents will be in full force and effect and constitute a valid legal and binding obligation of Lessee, and enforceable against Lessee, and Lessee's guarantor in accordance with their respective terms; (ii) the Equipment is accurately described in the Lease Documents and all documents of Lessee relating to the Lease; (iii) that Lessee is in good standing in the jurisdiction of its incorporation and in any jurisdiction in which any of the Equipment is located; (iv) that no consent or approval of, giving of notice to, registration with, or taking of any other action in respect of, any state, federal or other government authority or agency is required with respect to the execution, delivery and performance by the Lessee of the Lease Documents, if any such approval, notice, registration or action is required, it has been obtained; (v) that the entering into and performance of the Lease Documents will not violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Articles of Incorporation or Bylaws or result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or upon the Equipment pursuant to any instrument to which Lessee is a party or by which it or its property may bound; (vi) there are no actions, suits or proceedings or to the knowledge of Lessee, threatened before any court or administrative agency, arbitrator or governmental body which will, if determined adversely to Lessee, materially adversely affect its ability to perform its obligations under the Lease Documents or any related agreement to which it is a party; (vii) that aside from the Lease Documents there are no additional agreements between Lessee and Lessor relating to the Equipment, and (viii) that any and all financial statements and other information with respect to Lessee supplied to Lessor prior to and at the time of execution, of the Lease Documents and/or any amendment thereafter, are true and complete. The foregoing representations and warranties shall survive the execution and delivery of the Lease Documents and any amendments hereto and shall upon the written request of Lessor, be made to Lessor's Assignee(s).

(b)
Prior to and during the term of the Lease, Lessee will furnish Lessor with Lessee's fiscal year-end financial statements within 90 days of Lessee's fiscal year-end and tax returns within 30 days of filing. If Lessee is a subsidiary of another company, Lessee shall supply such company's financial statements and guarantees as are reasonably acceptable to Lessor. Lessor's obligations to perform under any Lease is subject to the condition that the financial statements furnished to Lessor by Lessee present the financial condition and results of operations of Lessee and its affiliated corporations, if any, and any guarantor of Lessee's obligations under any Lease, as of the date of such financial statements, and that since the date of such statements there have been no material adverse changes in the assets or liabilities, the financial condition or other condition which in Lessor's or Assignee(s) sole discretion are deemed to be materially adverse. Lessee shall also provide Lessor with such other statements concerning the Lease and the condition of the Equipment as Lessor may from time to time request.

(c)
Upon Lessor's request, Lessee shall, with respect to each Lease, deliver to Lessor (i) a certificate of a secretarial officer of Lessee certifying the bylaw, resolution (specific or general) or corporate action authorizing the transactions contemplated in the Lease; (ii) an incumbency certificate certifying that the person signing the Lease Documents including the Master Agreement and the Lease holds the office the person purports to hold and has authority to sign on behalf of Lessee; (iii) an opinion of Lessee's counsel with respect to the representations in Section 15(a); (iv) an agreement with Lessor's Assignee with regard to any assignment as referred to in Section 10; (v) the purchase documents if Lessee has sold or assigned its interest in e Equipment to Lessor; (vi) an insurance certificate evidencing the insurance provided by Lessee pursuant to Section 14; and (vii) an Installation Certificate duly executed by Lessee. Failure by Lessee to deliver any of these documents when due shall operate, at Lessor’s option, to continue the Installation Term for the Lease thus delaying the Base Term Commencement Date, or to increase the Base Monthly Rental to recover costs incurred by Lessor consequent to the delay or the termination of the Lease as provided in Section 16.

16.	DEFAULT, REMEDIES

(a)	The following shall de deemed "Events of Default" under the Lease:

(1)	Lessee fails to pay any installment of rent or other charge or amount when due under the Lease; or

(2)
Except as expressly permitted in the Lease, Lessee attempts to remove, sell encumber, assign or sublease or fails to insure any of the Equipment, or fails to deliver any documents required of Lessee under the Lease; or

(3)
Any representation or warranty made by Lessee or Lessee's guarantor in the Lease Documents or any document supplied in connection with the Lease Documents and/or any credit/financial statement is misleading or materially inaccurate; or

(4)	Lessee fails to observe or perform any of the other obligations require under the Lease Documents; or

(5)	Lessee fails to provide and/or maintain the insurance coverage required under the Lease Documents; or

(6)	Lessee breaches any obligation, condition and/or term in any of the Lease Documents; or

(7)
Lessee or Lessee's guarantor fails to promptly execute and deliver to Lessor the required guaranty; ceases doing business as a going concern; makes an assignment for the benefit of creditors; admits in writing its inability to pay its debts as they become due; files a voluntary petition in bankruptcy; is adjudicated a bankrupt or an insolvent; files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or ides an answer admitting or fails to deny the material allegations of a petition filed against it in any such proceeding; consents to or acquiesces in the appointment of a trustee, receiver, or liquidator for it or of all or any substantial part of its assets or properties, or if it or its trustee, receiver, liquidator or shareholders shall take any action to effect its dissolution or liquidation; or

(8)
If within thirty (30) days after the commencement of any proceedings against Lessee or Lessee's guarantor seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty (30) days after the appointment (with or without Lessee's or Lessee's guarantor's consent) of any trustee, receiver or liquidator of it or all of or any substantial part of its respective assets and properties, such appointment shall not be vacated.

(b)
Upon the happening of any Event of Default, Lessor may declare the Lessee to in default. Lessee authorizes Lessor at any time thereafter, with or without terminating the Lease, to enter any premises where the Equipment may be and take possession of the Equipment. Lessee shall, upon such declaration of default, without further demand, immediately pay Lessor an amount which is equal to (i) any unpaid amount due on or before Lessor declared the Lease to be in default, plus (ii) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value for the Equipment computed as of the date the last Base Monthly Rental payment was due prior to the date Lessor declared the Lease to be in default, together with interest, as provided herein, plus (iii) all attorney and court costs incurred by Lessor relating to the enforcement of its rights under the Lease. After an Event of Default, at the request of Lessor and to the extent requested by Lessor, Lessee shall immediately comply with the provisions of Section 6(d) and Lessor may sell the Equipment at private or public sale, in bulk or in parcels, with or without notice, without having the Equipment present at the place of sale; or Lessor may lease, otherwise dispose of or keep idle all or part of the Equipment, subject, however, to its obligation to mitigate damages. The proceeds of sale, lease or other disposition, if any, of the Equipment shall be applied: (1) to all Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment including attorney fees; then (2) to the extent not previously paid by Lessee, to pay Lessor the Stipulated Loss Value for the Equipment and all other sums owed by Lessee under the Lease, including any unpaid rent which accrued to the date Lessor declared the Lease to be in default and indemnities then remaining unpaid under the Lease; then (3) to reimburse to Lessee Stipulated Loss Value previously paid by Lessee as liquidated damages; and (4) any surplus shall be retained by Lessor. Lessee shall pay any deficiency in (1) and (2) immediately. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of the Lease unless Lessor so notifies Lessee in writing. Lessor may also proceed by appropriate court action, either at law or in equity to enforce performance by Lessee of the applicable covenants of the Lease or to recover damages for the breach of the Lease.

(c)
The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of any future breach of the same or any other obligation. The subsequent acceptance of rental payments under the Lease by Lessor shall not be deemed a waiver of any such prior existing breach at the time of acceptance of such rental payments. The rights afforded Lessor under Section 16 shall be cumulative and concurrent and shall be in addition to every other right or remedy provided for the Lease or now or later existing in law (including as appropriate all the rights of a secured party or lessor under the Uniform Commercial Code) or in equity and Lessor's exercise or attempted exercise of such rights or remedies shall not preclude the simultaneous or later exercise of any or all other rights or remedies.

(d)
In the event Lessee shall fail to perform any of its obligations under the Lease, then Lessor may perform the same, but shall not be obligated to do so, at the cost and expense of Lessee. In any such event, Lessee shall promptly reimburse Lessor for any such costs and expenses incurred by Lessor.

17.	LESSOR'S TAX BENEFITS

Lessee acknowledges that Lessor shall be entitled to claim tax benefits, credits and deductions related to the Equipment for federal income tax purposes including, without limitation: (i) deductions on Lessor's cost of the Equipment for each of its tax years during the term of the Lease under any method of depreciation or other cost recovery formula permitted by the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), and (ii) interest deductions as permitted by the Code on the aggregate interest paid to any Assignee (hereinafter collectively "Lessor's Tax Benefits"). Lessee agrees to take no action inconsistent (including the voluntary substitution of Equipment) with the foregoing or which would result in - loss, disallowance, recapture or unavailability to Lessor of Lessor's Tax Benefits. Lessee hereby indemnifies Lessor and its Assignee(s) from and against (a) any loss, disallowance, unavailability or recapture of Lessor's Tax Benefits resulting from any action or failure to act of Lessee, including replacement of the Equipment, plus (b) all interest, penalties, costs, (including attorney fees), or additions to tax resulting from such loss, disallowance, unavailability or recapture.

18.	GENERAL

(a)
The Lease shall be deemed to have been made and delivered in the State of Arizona and shall a governed in all respects by the laws of such State. THE PARTIES HERETO AGREE THAT IN THE EVENT OF AN ALLEGED BREACH OF ANY OF THE LEASE DOCUMENTS OR ANY DOCUMENTS RELATING THERETO BY EITHER PARTY, OR ANY CONTROVERSIES ARISE BETWEEN THE PARTIES RELATING TO THIS AGREEMENT OR ANY DOCUMENTS RELATING THERETO, AND SUCH BREACHES OR CONTROVERSIES ARE BROUGHT BEFORE ANY COURT, SUCH CONTROVERSIES SHALL BE TRIED BY A JUDGE ALONE. THE FARMS, HAVING HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL OF THEIR OWN CHOOSING, HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY MATTER RELATING TO THIS AGREEMENT OR ANY DOCUMENTS RELATED THERETO.

(b)
The Lease Documents, including this Master Agreement, constitute the entire and only agreement(s) between Lessee and Lessor with respect to the lease of the Equipment, and the parties have only those rights and have incurred only those obligations as specifically set forth therein. The covenants, conditions, terms and provisions may not be waived or modified orally and shall supersede all previous proposals, both oral and written, negotiations, representations, commitments or agreements between the parties, The Lease may not be amended or discharged except by a subsequent written agreement entered into by duly authorized representatives of Lessor and Lessee.

(c)
All notices, consents or requests desired or required to be given under the Lease shall be in writing and shall be delivered in person or sent by certified mail, return, receipt requested, or by courier service to the address of the other party set forth in the introduction of the Master Agreement or to such other address as such party shall have designated by proper notice.

(d)
Each Schedule shall be executed in three counterparts, consecutively numbered. To the extent, if any, that a Schedule constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in the Schedule may be created through the transfer or possession of any counterpart other than Counterpart No. 1. The Master Agreement, in the form of a photocopy, is Exhibit A to the Schedule and is not chattel paper by itself.

(e)	Section headings are for convenience only and shall not be construed as part of the Lease.

(f)
It is expressly understood that all of the Equipment shall be and remain personal property, notwithstanding the manner in which the same may be attached or affixed to realty, and, upon Lessor's request, Lessee shall secure from its mortgagee, landlord or owner of the premises a waiver in form and substance reasonably satisfactory to Lessor.

(g)
Lessor may upon written notice to Lessee advise Lessee that certain Items supplied to Lessee are leased to Lessor and supplied to Lessee under the Lease as a sublease. Lessee agrees to execute and deliver such acknowledgements and assignments in connection with such a Lease as are reasonably required. If, at any time during the term of the Lease, Lessor's right to lease the Equipment expires, Lessor may remove the Equipment from Lessee's premises and shall promptly provide identical substitute Equipment. All expenses of such substitution, including de-installation, installation and transportation expenses, shall borne by Lessor.

(h)
Prior to the delivery of any Item, the obligations of Lessor hereunder shall be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including strikes and lockouts; acts of God; fires; storms; accidents; failure to deliver any Item; governmental regulations or interferences or any cause whatsoever not within the sole control of Lessor.

(i)
Any provision of the Master Agreement or any Schedule prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall be ineffective as to such jurisdiction without invalidating the remaining provisions of the Master Agreement and such Schedule.

(j)
In the event article 2A of the UCC is deemed to be applicable to this lease, Lessee hereby agrees to waive any and all rights and remedies given by sections 2A-508 through 2A-522 of the UCC, including but not limited to the right to: reject the lease and equipment; cancel the lease; revoke acceptance of the equipment; "cover" by making any purchase or lease of equipment in substitution for property due from Lessor, grant a security interest in the equipment in its possession and control for any reason; recover damages under such UCC-2A sections for any breach of warranty and for seek remedies of specific performance, replevin or the like for any equipment.

(k)
The parties acknowledge that serial numbers for one or more Items may be unavailable prior to execution of the applicable Schedule. In the event a Schedule fails to indicate a serial number for one or more Items, Lessee expressly consents to Lessor's unilateral amendment of the applicable Schedule to insert accurate serial numbers therein.

The parties have executed this Master Lease Agreement as of the date written above.

LESSOR:	LESSEE:
EQUIPMENT LEASING SERVICES, L.L.C.	CMARK INTERNATIONAL, INC.
By: /s/ W. Scott Powell	By: /s/ Charles W. Jones
Name: W. Scott Powell	Name: Charles W. Jones
Title:	Title: President

If there are no Additional Provisions to this Master Lease Agreement, check here If there are Additional Provisions describe here: Appendix A, fair market value purchase option, not to exceed 25% of lessors cost; Personal Guaranty of Charles W. Jones, Jr. dated July 14, 2006.

ATTACHMENT A

to MASTER LEASE AGREEMENT

dated JULY 14, 2006

between EQUIPMENT LEASING SERVICES, L.L.C. ("LESSOR")

and CMARK INTERNATIONAL, INC. ("LESSEE")

To calculate Stipulated Loss Value, multiply the applicable percentage, below, by the value of the applicable Item(s) set forth on the Schedule.

RENT PAYMENT NUMBER	STIP LOSS PERCENT	RENT PAYMENT NUMBER	STIPLOSS PERCENT	RENT PAYMENT NUMBER

1	110.50%	21	85.31%	41	60.13%
2	109.24%	22	84.05%	42	58.87%
3	107.98%	23	82.80%	43	57.61%
4	106.62%	24	81.54%	44	56.35%
5	105.46%	25	80.28%	45	55.09%
6	104.20%	26	79.02%	46	53.83%
7	102.94%	27	77.76%	47	52.57%
8	101.68%	28	76.50%	48	51.31%
9	100.43%	29	75.24%	49	50.05%
10	99.17%	30	73.98%	50	48.79%
11	97.91%	31	72.72%	51	47.53%
12	96.65%	32	71.46%	52	46.28%
13	95.39%	33	70.20%	53	45.02%
14	94.13%	34	68.94%	54	43.76%
15	92.87%	35	67.68%	55	42.50%
16	91.61%	36	66.42%	56	41.24%
17	90.35%	37	65.17%	57	39.98%
18	89.09%	38	63.91%	58	38.72%
19	87.83%	39	62.65%	59	37.46%
20	86.57%	40	61.39%	60	36.10%
				AND THEREAFTER

APPENDIX A

ATTACHED TO AND FORMING PART OF THAT CERTAIN MASTER LEASE AGREEMENT, DATED JULY 14,2006 BETWEEN EQUIPMENT LEASING SERVICES, LLC, AS LESSOR, AND CMARK INTERNATIONAL, INC., AS LESSEE, TO THE EXTENT SAME CONFLICT WITH THE TERMS OF THE MASTER LEASE AGREEMENT, THE TERMS HEREOF CONTROL.

1.	Lessee's Purchase and Renewal Options.

(a)            Lessee's Renewal Option. If at the time the below described renewal option is exercised and at the commencement of any applicable Renewal Term (hereinafter defined), (i) no Event of Default shall have occurred and be continuing under any of the Leases of Items of Equipment created pursuant to this Master Lease Agreement and the Equipment Schedules pertaining to each of the Items of Equipment (the "Leases"), and (ii) the Lease with respect to which renewal is sought shall have been earlier terminated, Lessee shall be entitled, at its option, upon written notice to Lessor as hereinafter provided, to renew such Leases with respect to all, but not less than all, Items of Equipment then subject to such Leases for renewal terms of twelve (12) months each (the "Renewal Terms"). The first Renewal Term with respect to each such. Lease will commence at the expiration of the initial Term of such Lease, and each succeeding Renewal Term will commence at the expiration of the next preceding Renewal Term. All of the provisions of this Master Lease Agreement and the individual Leases shall be applicable during each Renewal Term with respect to such Leases, except that, during each Renewal Term, the renewal monthly rental (Renewal Rent) due under each such Lease shall be equal to the fair market rental value during the applicable Renewal Term of the relevant Items of Equipment, determined in accordance with Section 1(c) hereof, which Rent shall be payable on the first day of each calendar month, or the first business day thereafter, during each Renewal Term. If Lessee intends to exercise said renewal option, Lessee shall give written notice to Lessor to such effect at least 120 days prior to the expiration of the initial Term of the Lease whose Term first expires hereunder, in the case of the first Renewal Term, and at least 90 days prior to the expiration of the then current Renewal Term of the Lease whose Renewal Term first expires hereunder in the case of the then next succeeding Renewal Term. If Lessee fails to give such written notice to Lessor with respect to any of said Renewal Terms, it shall be conclusively presumed that Lessee has elected not to exercise said renewal option with respect to said Renewal Term and Lessee shall be deemed to have no further right to renew any of the Leases at the end of the current Term or at any time thereafter.

(b)            Lessee's Purchase Option. If, at the time the below described purchase option is exercised and at the commencement of any applicable Renewal Term, (i) no Event of Default shall have occurred and be continuing under any of the Leases, and (ii) the Lease of those Items of Equipment whose purchase is sought shall not have been earlier terminated, Lessee shall be entitled, at its option, upon written notice to Lessor as hereinafter provided, to purchase all, but not less than all, Items of Equipment then subject to such Leases, at the expiration of the initial Term of each such Lease, or, as the case may be, at the expiration of the then Renewal Term of each such Lease, for an amount, with respect to each of the Items of Equipment, payable in immediately available funds, equal to the fair market sales value thereof determined in accordance with Section 1(c) hereof, plus any applicable sales, excise or other taxes imposed as a result of such sale (other than gross or net income taxes attributable to such sale). Lessor's sale of each of the Items of Equipment shall be on an as-is, where-is basis, without any representation or warranty of any kind, express or implied, by, or recourse to, Lessor. If Lessee intends to exercise said purchase option, Lessee shall give written notice to Lessor to such effect at least 120 days prior to the expiration of the initial Term of the Lease of Items of Equipment to be purchased whose initial Term first expires hereunder, or, if Lessee has renewed such Leases pursuant to Section 1(a) hereof, then at least 90 days prior to the expiration of the then current Renewal Term of the Lease whose Renewal Term first expires hereunder. If Lessee fails to give such written notice to Lessor as aforesaid, it shall be conclusively presumed that Lessee has elected not to exercise said purchase option and Lessee shall be deemed to have no further rights hereunder or under any of the Leases to purchase any of the Items of Equipment. [Notwithstanding the provisions contained Section 1(c) hereof, the fair market value is hereby established at NOT TO EXCEED 25%of lessor's cost.]

(c)            Determination of Fair Market Sales Value and Fair Market Rental Value. If Lessee has elected to exercise its renewal option, as provided in Section 1(a) hereof for the first Renewal Term or any subsequent Renewal Term, or has elected to exercise its purchase option as provided in Section 1(b) hereof, then as soon as practicable following Lessor's receipt of the written notice from the Lessee of Lessee's intent to exercise such option, Lessor and Lessee shall consult for the purpose of determining the fair market rental value or fair market sales value, as the case may be, of each of the Items of Equipment as of the end of the initial Term of the Leases with respect thereto, or, if such Leases have been renewed pursuant to Section 1(a) hereof, then as of the end of the then current renewal Term(s) thereof, and any such values agreed upon in writing by the parties shall constitute such fair market rental value or fair market sales value of each of the Items of Equipment for the purposes of this Section. If Lessor and Lessee fail to agree upon such values for the Items of Equipment, or any part thereof, prior to 30 days before the expiration of the initial Term, or, if the relevant Leases have been renewed, the then current Renewal Term of the Lease whose initial Term first expires hereunder, either party may request that such values be determined by the Appraisal Procedure described in Section 1(d) below. Lessee agrees to pay the costs and expenses of all appraisers required in connection with the Appraisal Procedure. For all purposes of this Section, fair market sales value and fair market rental value shall be determined on the basis of, and shall be equal in value to, the amount which would be obtained in an arm's length transaction between an informed and willing buyer-user or lessee (other than a lessee currently in possession and a used-equipment or scrap dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, and in such determination costs of removal of the Items of Equipment from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Items of Equipment have been maintained in accordance with the requirements of this Master Lease Agreement and would have been returned to Lessor at the end of the initial Term or applicable Renewal Term in return condition in compliance with the requirements of this Master Lease Agreement.

(d)            Appraisal Procedure. The procedure for determining the fair market sales value or the fair market rental value, as the case may be, of the Items of the Equipment, or any part thereof, in the event that Lessor and Lessee fail to agree upon such values under the circumstances described in Section 1(c) hereof, shall be as follows: if either party hereto shall have given written notice to the other requesting determination of such value for all or any part of the Items of Equipment by the Appraisal Procedure, the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within 5 business days after such notice is given, each party shall appoint an independent appraiser within 5 business days after such notice is given, and the two appraisers so appointed shall within 5 business days after such notice is given appoint a third independent appraiser. If no such third appraiser is appointed within 5 business days after such notice is given, either party may apply to any court having jurisdiction or to an arbitrator selected by mutual consent of the parties to make such appointment, and both parties shall be bound by any appointment made by such court or arbitrator. Any appraiser or appraisers appointed pursuant to the foregoing procedure shall be instructed to determine the fair market sales value and/or the fair market rental value, as the case may be, of the Items of Equipment, in accordance with the provisions of this Section, within 10 days after the appointment of such appraiser(s). If the parties shall have appointed a single appraiser, his or her determination of value shall be final. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, and such average shall constitute the fair market sales value, or fair market rental value, as the case may be for such Items of Equipment.

LESSOR: EQUIPMENT LEASING SERVICES, LLC	LESSEE: CMARK INTERNATIONAL, INC.
BY: /s/ W. Scott Powell	BY: /s/ Charles W Jones
TITLE: Member	TITLE: President
DATE: 7/26/2006	DATE: 7/25/2006

EXHIBIT “A”

TO MASTER LEASE AGREEMENT FOR EQUIPMENT
CERTIFICATION OF RESOLUTIONS OF THE BOARD
OF DIRECTORS AND INCUMBENCY CERTIFICATE
AUTHORIZING THE LEASE OF EQUIPMENT

1.           Now, therefore, it is resolved that the officers of CMARK INTERNATIONAL, INC. (the "Company") are authorized and directed to enter into and perform certain leases (the "Leases") of certain equipment (the "Equipment"), which Leases will be evidenced by and created under the Master Lease Agreement For Equipment, dated JULY 14,2006, ("Master Lease"), between EQUIPMENT LEASING SERVICES, LLC as Lessor, and CMARK INTERNATIONAL, INC., as Lessee, and Equipment Schedule No, 1 dated JULY 14, 2006, attached to the Master Lease and any additional equipment schedules subsequently attached to the Master Lease (collectively, the "Equipment Schedules"). The lease terms of all Leases, including, without limitation, Leases of Items of Equipment described on any additional Equipment Schedules, shall commence on or before JULY 14, 2008.

2.
I,  Eric Bromenshenkel, do hereby certify to Equipment Leasing Services, LLC that I am the duly elected and qualified Secretary of the Lessee and that any of the following persons whose name, title, and signature appears below are: (1) duly elected, qualified and acting officers of the Lessee and held the offices indicated on the date or dates of execution of the lease documents and (2) are authorized to execute and deliver on behalf of the Company any of the following documents (collectively "Lease Documents"):

i.	the Master Lease and the Equipment Schedules or any of them.
ii.	the Certificates of Acceptance to the Equipment Schedules or any of them.
iii.	an Acknowledgement of Notice of Assignment.
iv.	any financing statements required by the terms of the Leases or any of them.
v.	any other instruments, certificates, notices or other documents required under the terms of the Leases or any plan of financing for the acquisition of the Equipment.

Name	Title	Signature
Charles W. Jones, Jr.		/s/ Charles W. Jones, Jr.

3.            All acts of officers of the Company authorized in the foregoing resolutions but performed by such officers prior to adoption of these resolutions are hereby ratified and affirmed.

4.            And it is further resolved that, in order to permit the said Lessor and its assigns to rely on the foregoing resolutions, such resolutions shall not be modified or withdrawn without fifteen (15) days prior written notice to said Lessor and its assigns.

The undersigned being the duly qualified and acting Secretary of CMARK INTERNATIONAL, INC., hereby certifies that the above is a true copy of resolutions adopted by the Board of Directors at its meeting on 7-26-06. The resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have never been modified or repealed, and are now in full force and effect.

Date: 7-26-06
By:  /s/ Charles W. Jones, Jr.

/s/ Eric Bromenshenkel
Secretary

APPENDIX B

THIS PLEDGE OF ADDITIONAL COLLATERAL is attached to and made a part of that certain Master Lease Agreement For Equipment (the "Lease") dated July 14, 2006, by and between EQUIPMENT LEASING SERVICES, LLC, LLC as Lessor and CMARK INTERNATIONAL, INC., as Lessee.

Pledge of Collateral

Lessee hereby grants, pledges and conveys to Lessor, and/or its assigns, as additional collateral to the Lease a security interest in and lien on all of Lessee's rights, title and interest in the property described in Exhibit A attached hereto and made a part hereof, which property is now owned by Lessee.

Grant of Security Interest

As security therefor, Lessee hereby gives the Lessor, and/or its assigns, a security interest in and lien on all of the Lessee's rights, title and interest in the property described in Exhibit "A" attached hereto and made a part hereof, which property is now owned by Lessee (hereinafter called the "Collateral").

Representations and Warranties of the Lessee

Lessee hereby represents and warrants that:

(i)
this Pledge of Additional Collateral has been duly authorized, executed and delivered by the Lessee and constitutes a legal, valid and binding agreement and obligation of the Lessee enforceable according to its terms,

(ii)
neither the execution and delivery of this Pledge of Additional Collateral or the Lease nor the consummation of the transactions herein contemplated nor the fulfillment of, nor compliance with, the terms and provisions hereof will conflict with, or result in a breach of, any of the terms, conditions or provisions of the Articles of Incorporation or the bylaws of the Lessee or of any bond, debenture, note, mortgage, indenture, agreement or other instrument to which the Lessee is a party or by which it or its property may be bound, or constitute (with the giving of notice or the passage of time or both) a default thereunder, or result in the creation or imposition of any lien, charge, security interest or other encumbrance of any nature whatsoever upon the Collateral pursuant to the terms of any such agreement or instrument,

(iii)	the Lessee has good title, as conveyed to it, to the Collateral free and clear of all security interests, liens and encumbrances, except for the respective interests of the Lessor,

(iv)	no other assignment or security interest has been or will be granted with respect to the Collateral.

Covenants of Lessee

The Lessee agrees:

(i)	that all right, title and interest of the Lessee in and to the Collateral and shall be subject and subordinate to all of the right, title and interest of the Lessor therein,

(ii)	not to take any material action with respect to its right, title and interest in and to the Collateral without the prior written consent of the Lessor,

(iii)	to execute and deliver any and all papers or documents which Lessor may reasonably request from time to time in order to carry out the purposes hereof,

(iv)
to keep the collateral free and clear of, or discharge within 45 days of the creation of, all mortgages, pledges, liens, charges, security interests and all there encumbrances whatsoever, except those created by this Pledge of Additional Collateral,

(v)
not to sell, assign, transfer, mortgage or in any way encumber the Collateral, nor secrete, abandon or remove or attempt to remove the Collateral from the location stated in the Lease or by subsequent notification without the prior written consent of Lessor,

(vi)
to allow Lessor and its representatives free access and right of inspection of the Collateral at all reasonable times, and in the event of loss or damage to the Collateral, to send written notice thereof to the Lessor.

Events of Default/Remedies

If an Event of Default as defined in the Lease shall have occurred and be continuing, Lessee hereby authorizes and empowers Lessor (i) to enter upon the premises, or such other place as the Collateral may be found and take possession of and carry away the Collateral as permitted by applicable law, at any time or times, dispose of same and apply the proceeds thereof to the balance hereof or any other obligations arising hereunder, all to the extent permitted by and in accordance with law and the terms and conditions of the Lease.

In the event Lessee elects to return the leased Equipment at the expiration of the Lease, Lessee agrees to sell the equipment included in this Pledge of Additional Collateral agreement to Lessor for $1. Lessee then further agrees to return the Equipment included herein to Lessor along with all of the leased Equipment.

LESSEE: CMARK INTERNATIONAL, INC. BY: /s/ Charles W. Jones, Jr. Name: Charles W. Jones, Jr. Title: President

EXHIBIT A
to
APPENDIX B

MANUFACTURER:

Quantity	Type/Model	Description	Serial Number

ATTACHMENT A TO PLEDGE OF ADDITIONAL COLLATERAL DATED JULY 14, 2006 BETWEEN CMA INTERNATIONAL, INC AS
LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION	CALCULATION OF STIPULATED LOSS VALUE
1		PO 3584 DATE 9/6/05 PO 3584A DATE 1/6/06	84,015.00
1		CONSTRUCT MOBILE KITCHEN	1,425.00
		CUSTOMER VINYL LETTERING
1	TO5J03035	ELECTOLUX COMPRESSOR FOR BLAST CHILLER RELOC FROM NOLA SITE
1		ELECTROLUX BLAST CHILLER RELOC FROM GULFPORT SITE	10,281.00
1	582565	ELECTROLUX KETTLE RELOC FROM GULFPORT SITE	23,230.00
1	583290	ELECTROLUX TILT SKILLET RELOC FROM NOLA SITE	21,150.00
1		FREEZER SERIAL #1-4145808	2,099.00
1	MODEL SHZ47	EXHAUST VENT	945.00
1	601610	COOKTOP TWO ZONE INDUCTION SER1AL#527000010	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION SER #527000010	1,415.00
1	601601	FRONT TO BACK GRIDDLE SER# 52800028	900.00
1	601601	FRONT TO BACK GRIDDLE SER# 52800021	900.00
1	601601	FRONT TO BACK GRIDDLE SER# 52800023	900.00
1	9PDD-260167-01	COMBI OVEN W/RACK SER# 5070000-3	12,180.00
1	9PM-260167-01	COMBI OVEN 1N/RACK SER# 5070000-4	12,180.00
1	9VTX-726377-01	ROLLIN REFRIG W/RACK SER# 4480000-1
		ADVANCE TABLCO 3 WELL STAINLESS STL SINK W/ACCES	0.00
1		6' X 30" STAINLESS STL TBL W/BACKSPLASH & LOWER SHELF	400.00
*		SUBTOTAL CMARK MOBILE KITCHEN	173,435.00
		VEHICLES
1		KEYSTONE LAREDO SER#4TDT284245J459239
		CAMPER SAGE COLORED PURCHASED PAW PAWS CAMPER CITY 9/7/05
1	M05-254	LOCATED MOBILE AL	29,235.00
1	R05-84	5TH WHEEL CAMPER SER# 4V0FC292951004489	31,835.00
*		SUBTOTAL CMARK VEHICLES	61,070.00

	Total		$234,505.00

SCHEDULE NO. 1

dated JULY 14,2006
incorporated by reference
Master Agreement dated JULY 14,2006
between EQUIPMENT LEASING SERVICES, LLC, as Lessor,
and CMARK INTERNATIONAL, INC., as Lessee

LESSEE AGREES TO LEASE THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS SET FORTH IN THIS SCHEDULE AND THE MASTER AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

1.	Equipment Description:

QUANTITY	MANUFACTURER	FEATURE	DESCRIPTION	VALUE FOR CALCULATION OF STIPULATED LOSS VALUE
	Various			$500,000.00

SEE ATTACHED A TO SCHEDULE NO. 1 DATED JULY 14, 2006 FOR COMPLETE EQUIPMENT DESCRIPTION.

2.	Base Monthly Rental:	$16,074.97

3.	Equipment Location:	9570 TWO NOTCH ROAD SUITE 4, COLUMBIA, SC 29223

4.	Equipment Return Location:	To Be Advise

5.	Expected Delivery Date:	JULY 15, 2006

6.	Base Term:	36 months

7.
Riders: If there are no Riders, please check here __. If there are Riders, attach and describe here:
Personal Guaranty of Charles W. Jones, Jr. dated July 14, 2006; Appendix A, fair market value purchase option not to exceed 25% of lessors cost.

8.	Special Terms:	N/A

9.	Lessee Address for notices	(if different than Master Agreement):

Notwithstanding anything herein or in the Master Agreement to the contrary, Lessee acknowledges and agrees, that Lessor shall be entitled to claim for federal income tax purposes, without limitations, all benefits, credit and deductions related to the Equipment.

The understanding Lessee acknowledges that this Schedule authorizes the Lessor or its agents or assignee(s) to sign and execute on its behalf  any and all necessary documents to make public this lease transaction. The parties intend this transaction to be a true lease, but if any court or tribunal, having power to bind the parties, should conclude that all or part of this Schedule is not a true lease but is in the nature of a sale, consignment, or other transaction, the parties intend and the Lessee hereby grants a continuing security interest in the Equipment from the date of this Schedule to secure the payment of all Lessee's indebtedness to Lessor. In the event serial numbers for Items are unavailable upon execution hereof, Lessee authorizes Lessor to amend this Schedule by inserting correct serial numbers with respect to those Items.

THIS SCHEDULE TOGETHER WITH THE LEASE DOCUMENTS AND ANY ADDITIONAL DOCUMENT(S) REFERRED TO IN ITEM 7 CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE LESSOR AND LESSEE AS TO THE LEASE AND THE EQUIPMENT. LESSEE ACKNOWLEDGES THAT ON OR BEFORE LESSEE’S SIGNING OF THIS SCHEDULE IT RECEIVED A COPY OF THE CONTRACT EVIDENCING LESSOR’S ACQUISITION OF THE EQUIPMENT.

LESSOR:	LESSEE:
EQUIPMENT LEASING SERVICES, LLC.	CMARK INTERNATIONAL, INC.

By: /s/ W Scott Powell	By: /s/ Charles W Jones, Jr.
Name: W Scott Powell	Name: Charles W Jones, Jr.
Title: Member	Title: President

ATTACHED A TO SCHEDULE NO.1 DATED JULY 14, 2006 BETWEEN CMARK INTERNATIONAL, INC. AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION	VALUE FOR CALCULATION OR STIPULATED LOSS VALUE
		PO 3502 ELECTR1 LUX
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V	12,180.00
1		COMPRESSOR (FOR BLAST CHILLER)	4,750.00
1		COMPRESSOR (FOR BLAST CHILLER)	4,750.00
1	260300	BLAST CHILLER	10,280.75
1	260300	BLAST CHILLER	10,280.75
1	726372	DBL DOOR SMART FREEZER	4,477.50
1	726372	DBL DOOR SMART FREEZER	4,477.50
1	726372	DBL DOOR SMART FREEZER	4,477.50
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726364	SGL DOOR SMART FREEZER	3,015.00
1	726356	SGL DOOR SMART REFER	2,610.00
1	726356	SGL DOOR SMART REFER	2,610.00
1	726356	SGL DOOR SMART REFER	2,610.00
1	726356	SGL DOOR SMART REFER	2,610.00
1	726356	SGL DOOR SMART REFER	2,610.00
1	726356	SGL I OOR SMART REFER	2,610.00
1	726371	DBL DOOR SMART REFER	3,825.00
1	726371	DBL DOOR SMART REFER	3,825.00
1	726371	DBL DOOR SMART REFER	3,825.00
1	726371	DBL DOOR SMART REFER	3,825.00
1	726371	DBL DOOR SMART REFER	3,825.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601610	COOKTOP TWO ZONE INDUCTION	1,415.00
1	601601	FRONT TO BACK GRI I DLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	601601	FRONT TO BACK GRIDDLE	900.00
1	582559	ELEC TILTING KETTLE W/MOTOR	14,000.00
1	582565	ELEC TILTING KETTLE 40 GAL	12,000.00
60	6019115	FRYING BASKETS 12X20	3,900.00
		PO 3502B ELECTROLUX 9/11/05
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	922007	20 RACK TROLLEY AIR-O-STEAM	1,756.00
1	504199	HOOD TYPE D/W;60 RACK 208/3/60	4,420.09
1	504199	HOOD TYPE D/W;60 RACK 208/3/60	4,42X00

1 OF 4

ATTACHED A TO SCHEDULE NO.1 DATED JULY 14, 2006 BETWEEN CMARK INTERNATIONAL, INC. AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION	VALUE FOR CALCULATION OR STIPULATED LOSS VALUE
		PO 3502J SINTPLAST 9/14/05
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET VV/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
1		LG INSULATED UPRIGHT CABINET W/WHEELS	500.00
		PO 3502D WA ROWN 9/15/05
1		WALK-IN COOLER W/FLOOR	4,485.91
1		WALK-IN COOLER W/FLOOR	4,485.91
1		WALK-IN COOLER W/FLOOR	4,485.91
1		WALK-IN COOLER W/FLOOR	4,485.91
1		WALK-IN COOLER W/FLOOR	4,485.91
1		WALK-IN CONDENSER	1,460.62
1		WALK-IN CONDENSER	1,460.62
1		WALK-IN CONDENSER	1,460.62
1		WALK-IN CONDENSER	1,460.62
1		WALK-IN CONDENSER	2,132.81
1		WALK-IN CONDENSER	2,132.81
1		WALK-IN CONDENSER	2,132.81
1		WALK-IN FREEZER W/FLOOR	4,485.91
1		WALK-IN FREEZER W/FLOOR	4,485.91
		P0 3502K FOOD SVC SUPPLY 9/14/05
72	3CANS1430EPS	14X30 SHELVING	1,152.00
		P03502S FOOD SVC SUPPLY 9/15/05
62	SSNP74EG	74" POSTS	620.00
		PO 3502G SINPLAST 9/14/05
		UNINSULATED HOLDING CABINETS	1,580.00
		UNINSULATED HOLDING CABINETS	1,580.00
		UNINSULATED HOLDING CABINETS	1,580.00
		UNINSULATED HOLDING CABINETS	1,580.00
		UNINSULATED HOLDING CABINETS	1,580.00
		UNINSULATED HOLDING CABINETS	1,580.00
		PO 3502S FOOD SVD SUPPLIES 9/14/05
3		2 SHELF CART 16X30 X 32" GREY	294.00
3		2 SHELF CART 24"X36"X32" GREY	288.00
101		SHELF EPDXY VAR SIZES	3,838.00
		PO 3502T METAL EQUIP FAB 9/8 AND 9/13/05
3		3 COMPARTMENT SINK W / DRAIN BOARDS	3,450.00
1		3 COMPARTMENT SINK W / DRAIN BOARDS	530.00
2		DRAINBOARD 24" X 21" FOR 21" FRONT-TO-BACK SINK	200.00
1		TABLE S/S 96X30	750.00
		PO 3482 OFFICE MAX
2700		STEEL FOLDING CHAIR - UNPADDED	26,993.25
240		PLASTIC FOLDING TABLE - GREY - 8'	21,597.60
213		PLASTIC FOLDING TA LE - GREY - 6'	12,777.87
		PO 3482A ELECTROLUX 9/15/05
1	726300	AIR- - LAST CHILLER 208/3/60	10,281.00
1	CDT0601 L6C	CLIMATE CONTROL REMOTE SYSTEM	4,934.00
1	583290	BRA ISING PAN, ELECTRIC, TILTING - 26 GAL	11,000.00
		TOTAL HANDLING EQUIP 11/3/05
1		PALLET JACK	400.00
		MOBILE FIX EQUIP
2		FOOD WARMER 11 QUARTS, ROUND	344.46

2 OF 4

ATTACHED A TO SCHEDULE NO.1 DATED JULY 14, 2006 BETWEEN CMARK INTERNATIONAL, INC. AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION	VALUE FOR CALCULATION OR STIPULATED LOSS VALUE
2		SLOTTED INSERT COVER	22.00
2		INSET PAN 11 QUARTS STAINLESS STL	46.00
1		SLICER 12" GRAVITY FEED TOP MOUNT SHARPENER	1,350.00
		INV14887322 9/23/05
1		TENT FOR FEEDING	12.977.82
		MOBILE FIXTURES 9/9/05
16		SHELVES - 24" X 60"	1,164.80
16		CHROME POSTS 74"	201.60
13		S/S PADDLES & SPOONS	205.31
1		S/S WORK TABLE 30" X 72" W/BACKSPLASH & LINDERSHELF	396.00
3		DRAIN LEVER/TWIST HANDLE	115.56
4		ELEC HOLDING CABINETS 12" X 20" X 26" W/PANS	2,958.60
23		8' X 30" S/s Work Table w/Backsplash and Undershelf	9,108.00
1		6' X 30" S/s Work Table w/ Backsplash and Undershelf	396.00
4		8' X 30" S/s Work Table w/Backsplash and Undershelf	1,584.00
400		Serving Trays	784.00
		FOOD SERV SUPPLY 9/15/05
240		SERVING TRAYS - RED	400.00
240		SERVING TRAYS - BLUE	240.00
24		SERVING TRAYS - TEAL	40.00
		MISC KITCHEN UTENSILS OFFICE MAX	8,758.00
		OFFICE MAX
136		Steel Folding Chairs; unpadded, charcoal	5,438.64
40		Steel Folding Chairs; padded seats and backs, charcoal	1,599.60
		MOBILE FIXTURES 9/8/05
1		True Model TS 23F	2,099.00
1		True Model TS 49F	2,999.00
1		True Model TS-23	1,669.00
1		True MODEL TS-23 "	1,669.00
2		Titan 8000 Generator	1,399.00

2		Advance TABCO Stainless Steel Detachable Drainboard 21" X 24" Part Number N-5-24	200.00
1		5' X 30" Stainless Steel Table w/lower shelf w/o Back Splash	230.00
1		Clark Model CGH-25	400.00
4		30 " X 60 " WORK TABLES	880.00
1		1 LEFT DISH TABLE	474.00
1		1 RIGHT DISH TABLE	474.87
1		1 FIVE-WELL HOT SERVICE	1,895.00
48		SHEET PANS 1/2"	288.00
1	GB18	FOOD CONTAINER	389.00
1	GB3	FOOD CONTAINER	260.00
1	GB7	FOOD CONTAINER	207.00
16		GB3- 3 GAL BEVERAGE CONTAINER - BLUE	4,160.00
16		GB3- 3 GAL BEVERAGE CONTAINER - GREEN	4,160.00
9		GB18 (3) & GB7L (6)	3,501.00

4	(35 GAL ICE CHEST)	GB35 3240451	1,180.00
14	(USED FOR JUICE)	GB-5 Green	2,730.00
21	(6 & 9 GAL 21 CONTAINERS)	GB-6 (3) & GB-9 (18)	3,045.00
2	INV 496609	Coffee Urn	500.00
1	TQ-400	Toaster	898.00
2		Manual Can Opener	190.00
3		BBQ Half Grill / Half Griddle	48.00
50 DOZ		Dinner Forks	259.00
1		Battery Operated Thermometer	180.00
3		Electric Knives	29.19
1		Battery Operated Can Opener	17.87
2		Colanders	152.26

3 OF 4

ATTACHED A TO SCHEDULE NO.1 DATED JULY 14, 2006 BETWEEN CMARK INTERNATIONAL, INC. AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION	VALUE FOR CALCULATION OR STIPULATED LOSS VALUE
3		7 QT Saucepans	91.44
*		TOTAL CMARK EQUIP INVENTORY	489,262.99

		GULF CITY BODY AND TRAILER WORKS, INC.
1		48X102 TRANSCRAFT FLATBED TRAILER, BLACK IN COLOR,W SLIDING SUSPENSION, LED LIGHTS, 296/75R 22.5 TIRES	18,502.70
		FED EXCISE TAX	1,984.62
		DELIVERY	308.00
		TOTAL GULF CITY BODY AND TRAILER WORKS	20,796.32

		TOTAL CMARK EQUIP INVENTORY	479,262.99
		TOTAL GULF CITY BODY AND TRAILER WORKS	20,795.32
		TOTAL CMARK SCHEDULE 1	500,058.31

4 OF 4

INSTALLATION CERTIFICATE

FOR SCHEDULE NO. 1
dated JULY 14,2006
incorporating by reference

Master Agreements dated JULY 14,2006
between EQUIPMENT LEASING SERVICES, LLC, as Lessor,
and CMARK INTERNATIONAL, INC., as Lessee

Lessee hereby certifies (i) that the Items of Equipment described below have been delivered to the specified Equipment Location, and inspected by Lessee and have been found to be in good order as of the Installation Date, and (ii) at the quantity, description, and serial numbers as indicated below are true and correct.

QUANTITY	MANUFACTURER Various	MODEL/FEATURE	DESCRIPTION	SERIAL NUMBER

(As more fully described on Attachment A attached hereto and made a part hereof)

Installation Date:	July 15, 2006

Equipment Location:	9570 TWO NOTCH ROAD SUITE 4, COLUMBIA, SC 29223

Lessee hereby represents and warrants to Lessor that on the Installation Date:

(1)	the representation and warranties of Lessee contained in the Master Agreement and the Schedule are true and correct in all material respects as though made as of the Installation Date.

(2)	No Event of Default as defined in the Master Agreement has occurred and is continuing as of the Installation Date.

(3)	The are in full force and effect such insurance policies with respect to the Equipment as are required pursuant to the Master Agreement.

(4)
Lessee’s agreement to pay all obligations under Lease, including but not limited to Base Monthly Rental, is absolute and unconditional and shall not be subject to any abatement, deferment, reduction, setoff, defense, counterclaim or recoupment for any reason whatsoever

LESSEE: CMARK INTERNATIONAL, INC.

By: /s/ Charles W Jones, Jr.
Name: Charles W Jones, Jr.
Title: President

ATTACHMENT A TO INSTALLATION CERTIFICATE FOR SCHEDULE NO. 1 DATED JULY 14, 2006 BETWEEN
CMARK INTERNATIONAL, INC AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION
		PO 3502 ELECTROLUX
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1		COMPRESSOR (FOR BLAST CHILLER)
1		COMPRESSOR (FOR BLAST CHILLER)
1	260300	BLAST CHILLER
1	260300	BLAST CHILLER
1	260300	DBL DOOR SMART FREEZER
1	260300	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	582559	ELEC TILTING KETTLE W/MOTOR
1	582565	ELEC TILTING KETTLE 40 GAL
60	6019115	FRYING BASKETS 12X20
		PO 3502B ELECTROLUX 9/11/05
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	504199	HOOD TYPE DNV;60 RACK 208/3/60
1	504199	HOOD TYPE DAN;60 RACK 208/3/60
		PO 3502J SINTPLAST 9/14/05
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS

1 OF 3

ATTACHMENT A TO INSTALLATION CERTIFICATE FOR SCHEDULE NO. 1 DATED JULY 14, 2006 BETWEEN
CMARK INTERNATIONAL, INC AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
PO 3502D WA BROWN 9/15/05
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN FREEZER W/FLOOR
1		WALK-IN FREEZER W/FLOOR
72	72 3CANS1430EPS	14X30 SHELVING
P03502S FOOD SVC SUPPLY 9/15/05
62	62 SSNP74EG	74" POSTS
PO 3502G SINPLAST 9/14/05
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
PO 35025 FOOD SVD SUPPLIES 9/14/05
3		2 SHELF CART 16X30 X 32" GREY
3		2 SHELF CART 24"X36"X32" GREY
101		SHELF EPDXY VAR SIZES
PO 3502T ETAL EQUIP FAB 918 AND 9113105
3 COMPARTMENT SINK W / DRAIN BOARDS
3		3 COMPARTMENT SINK W / DRAIN BOARDS
1		DRAINBOARD 24" X 21" FOR 21" FRONT-TO-BACK SINK
2		TABLE S/S 96X30
PO 3482 OFFICE MAX
1		STEEL FOLDING CHAIR - UNPADDED
2700		PLASTIC FOLDING TABLE - GREY - 8'
240		PLASTIC FOLDING TABLE - GREY - 6'
213		PO 3482A ELECTROLUX 9115105
	726300	AIR-O-BLASTCHILLER 208/3/60
	CDT0601L6C	CLIMATE CONTROL REMOTE SYSTEM
1	583290	BRA ISING PAN, ELECTRIC, TILTING - 26 GAL
TOTAL HANDLING EQUIP 11-3-05
1		PALLET JACK
MOBILE FIX EQUIP
2		FOOD WARMER 11 QUARTS, ROUND
2		SLOTTED INSERT COVER
2		INSERT PAN 11 QUARTS STAINLESS STL
1		SLICER 12” GRAVITY FEED TOP MOUNT SHARPENER
INV14887322 9/23/05
1		TENT FOR FEEDING
MOBILE FIXTURES 09/09/05

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ATTACHMENT A TO INSTALLATION CERTIFICATE FOR SCHEDULE NO. 1 DATED JULY 14, 2006 BETWEEN
CMARK INTERNATIONAL, INC AS LESSEE AND EQUIPMENT LEASING SERVICES, LLC AS LESSOR

QTY	ITEM	DESCRIPTION
16		SHELVES - 24" X 60"
16		CHROME POSTS 74"
13		S/S PADDLES & SPOONS
1		S/S WORK TABLE 30" X 72" W/BACKSPLASH & UNDERSHELF
3		DRAIN LEVER/TWIST HANDLE
2		ELEC HOLDING CA INETS 12" X 20" X 26" W/PANS
23		8' X 30" S/s Work Table w/Backsplash and Undershelf
1		6' X 30" S/s Work Table w/ Backsplash and Undershelf
4		8' X 30" S/s Work Table w/Backsplash and Undershelf
400		Serving Trays
FOOD SERV SUPPLY 9/15/05
240		SERVING TRAYS - RED
240		SERVING TRAYS - BLUE
24		SERVING T YS - TEAL
MISC KITCHEN UTENSILS
OFFICE MAX
136		Steel Folding Chairs; unpadded, charcoal
40		Steel Folding Chairs; padded seats and backs, charcoal
MOBILE FIXTURES 918/05
1		True Model TS 23F
1		True Model TS 49F
1		True Model TS-23
1		True Model TS-23
1		Titan 8000 Generator

2		Advance TABCO Stainless Steel Detachable Drainboard 21" X 24" Part Number N-5-24
1		5' X 30" Stainless Steel Table w/lower shelf w/o Back Splash
1		Clark Model CGH-25
4		30 " X 60 " WORKTABLES
1		1 LEFT DISHTABLE
1		1 RIGHT DISHTABLE
1		1 FIVE-WELL HOT SERVICE
48		SHEET PANS 1/2"
1	GB18	FOOD CONTAINER
1	GB3	FOOD CONTAINER
1	GB7	FOOD CONTAINER
16		GB3- 3 GAL BEVERAGE CONTAINER - BLUE
16		GB3- 3 GAL BEVERAGE CONTAINER - GREEN
9	(35 GAL ICE CHEST)	GB18 (3) & GB7L (6)
14	(USED FOR JUICE)	GB-5 Green
21	(6 & 9 GAL CONTAINERS)	GB-6 (3) & GB-9 (18)
2	INV 496609	Coffee Urn
1	TQ-400	Toaster
2		Manual Can Opener
3		BBQ Half Grill / Half Griddle
50 DOZ		Dinner Forks
1		Battery Operated Thermometer
3		Electric Knives
1		Battery Operated Can Opener
2		Colanders
3		7 QT Saucepans
GULF CITY BODY AND TRAILER WORKS, INC.
48X102 TRANSCRAFT FLATTED T ILER, BLACK IN COLOR,W SLIDING SUSPENSION, LED LIGHTS, 296/75R 22.5 TIRES
FED EXCISE TAX
DELIVERY

3 OF 3

ACKNOWLEDGEMENT OF ASSIGNMENT

Re: Master Lease Agreement For Equipment (the "Agreement") dated JULY 14,2006 between. EQUIPMENT LEASING SERVICES, LLC ("LESSOR") and CMARK INTERNATIONAL, INC.. ("LESSEE").

Lessor hereby gives notice to Lessee that it has assigned the Lease and Schedule No. I dated JULY 14,2006 attached to the Agreement ("Equipment Schedule”)

Lessor hereby gives notice to Lessee that it has assigned all of its right, title and interest in and to the Agreement, the Equipment Schedule, and all certificates and other attachments thereto (the " "Riders"), for financing purposes, to the following Assignee ("Assignee"):

TENNESSEE COMMERCE BANK
381 MALLORY STATION ROAD #207
FRANKLIN, TN 37067

For any account questions, please contact Equipment Leasing Services, LLC 480-443-8984.

Lessor and Lessee, hereby warrant that the above referenced Agreement, Equipment Schedule, and any Riders constitute the entire agreement between the Lessor and Lessee as it pertains to the leasing of the Equipment by Lessee and the terms for such leasing transactions as set forth in the Agreement and the Equipment Schedule.

In connection with the foregoing, Lessor hereby directs Lessee, and Lessee hereby agrees, to make any and all payments required to be made pursuant to the Agreement and the Equipment Schedule and any Riders thereto, commencing with the rental payment due on SEPTEMBER 1, 2006, (for a total of  34 rental payments of $ 16,074.97) each directly to the Assignee at the address set forth above. The parties hereto agree that payment to the Assignee of such amounts required under the Agreement and Equipment Schedule will relieve Lessee of its obligation to make payments to Lessor. All such payments should be made to the Assignee until the Assignee advises otherwise. Lessee acknowledges that it has no rights of early termination other than as specified in the Agreement.

Lessee hereby represents and agrees as follows: (i) the Lease created hereunder the Agreement and the Equipment Schedule ("Leases") are in full force and effect on the date hereof and Lessee is not in default thereunder; (ii) Lessee's obligation to make all payments as set forth in the Leases is unconditional and it will make all of said payments, including any Termination Payments, to the Assignee without any right or setoff, defense or counterclaim; (iii) Assignee shall enjoy all of Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Leases; (iv) any notice which Lessee is required to give Lessor under any of the Leases shall be sent with a copy to Assignee; and (v) Lessee will not permit the Leases, or any of the provisions contained therein to be amended or waived without the written consent of Assignee.

WITNESS the due execution hereof this day, JULY 14, 2006.

LESSOR: EQUIPMENT LEASING SERVICES, LLC	LESSEE: CMARK INTERNATIONAL, INC.

By: /s/ W Scott Powell	By: /s/ Charles W Jones. Jr.
Title: Member	Title: President
Date: 7/25/2006	Date: July 25, 2006

UNCONDITIONAL BILL OF SALE

KNOW ALL TO WHOM THESE PRESENTS SHALL COME, that CMARK INTERNATIONAL, (Seller"), for the amount of $500,000.00, the receipt and sufficiency of which are hereby acknowledged, paid by or on behalf OF Equipment Leasing Services, LLC ("Purchaser"), does hereby grant, bargain, sell and transfer and de deliver unto Purchaser, its successors and assigns, all of Seller's right, title and interest in the equipment described on the Attachment hereto (the "Equipment"), except for any software which Seller is merely licensing under its standard licensing terms.

TO HAVE AND TO HOLD the Equipment unto Purchaser, its successors an assigns, forever,

SELLER HEREBY WARRANTS TO PURCHASER, ITS SUCCESSORS AND ASSIGNS, THAT THE EQUIPMENT IS NOT NEWLEY MANUFACTURED AND, IF A APPLICABLE, IS ELIGIBLE FOR THE MANUFACTURER'S MAINTENANCE AGREEMENT AND THAT SELLER HAS GOOD AND MARKETABLE TITLE TO -THE EQUIPMENT, FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER. SELLER HEREBY INDEMNIFIES PURCHASER, ITS SUCCESSORS AND ASSIGNS, AGAINST ALL CLAIMS AND COSTS INCURRED IN THE DEFENSE OF TITLE TO THE EQUIPMENT AND/OR REMOVAL OF ANY CLAIMS OR ENCUMBRANCES AGAINST THE EQUIPMENT BY ANYONE CLAIMING BY OR THROUGH SELLER.

This Unconditional Bill of Sale has been delivered in and shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, Seller has executed this instrument as of JULY 14, 2006.

CMARK INTERNATIONAL, INC.

By: /s/  Charles W. Jones, Jr.

Name:  Charles W. Jones, Jr.

Title:    President

ASSIGNMENT, PURCHASE AGREEMENT AND UNCONDITIONAL BILL OF SALE FOR SCHEDULE NO. 1 DATED JULY 14, 2006
BETWEEN CMARK INTERNATIONAL, INC AS SELLER AND EQUIPMENT LEASING SERVICES, LLC AS PURCHASER

QTY	ITEM	DESCRIPTION
		PO 3502 ELECTROLUX
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1	260088	COMBI-OVEN 201/ELEC 2OGN 208V
1		COMPRESSOR (FOR BLAST CHILLER)
1		COMPRESSOR (FOR BLAST CHILLER)
1	260300	BLAST CHILLER
1	260300	BLAST CHILLER
1	260300	DBL DOOR SMART FREEZER
1	260300	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726372	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726364	DBL DOOR SMART FREEZER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726356	SGL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	726371	DBL DOOR SMART REFER
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601610	COOKTOP TWO ZONE INDUCTION
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	601601	FRONT TO BACK GRIDDLE
1	582559	ELEC TILTING KETTLE W/MOTOR
1	582565	ELEC TILTING KETTLE 40 GAL
60	6019115	FRYING BASKETS 12X20
		PO 3502B ELECTROLUX 9/11/05
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	922007	20 RACK TROLLEY AIR-O-STEAM
1	504199	HOOD TYPE DNV;60 RACK 208/3/60
1	504199	HOOD TYPE DAN;60 RACK 208/3/60
		PO 3502J SINTPLAST 9/14/05
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS

1 OF 3

ASSIGNMENT, PURCHASE AGREEMENT AND UNCONDITIONAL BILL OF SALE FOR SCHEDULE NO. 1 DATED JULY 14, 2006
BETWEEN CMARK INTERNATIONAL, INC AS SELLER AND EQUIPMENT LEASING SERVICES, LLC AS PURCHASER

QTY	ITEM	DESCRIPTION
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
1		LG INSULATED UPRIGHT CABINET W/WHEELS
PO 3502D WA BROWN 9/15/05
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN COOLER W/FLOOR
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN CONDENSER
1		WALK-IN FREEZER W/FLOOR
1		WALK-IN FREEZER W/FLOOR
PO 3502K FOOD SVC SUPPLY 09/14/05
72	72 3CANS1430EPS	14X30 SHELVING
P03502S FOOD SVC SUPPLY 9/15/05
62	62 SSNP74EG	74" POSTS
PO 3502G SINPLAST 9/14.105
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
UNINSULATED HOLDING CABINETS
PO 35025 FOOD! SVD SUPPLIES 9/14/05
3		2 SHELF CART 16X30 X 32" GREY
3		2 SHELF CART 24"X36"X32" GREY
101		SHELF EPDXY VAR SIZES
PO 3502T ETAL EQUIP FAB 918 AND 9/13/05
3		3 COMPARTMENT SINK W / DRAIN BOARDS
1		3 COMPARTMENT SINK W / DRAIN BOARDS
2		DRAINBOARD 24" X 21" FOR 21" FRONT-TO-BACK SINK
1		TABLE S/S 96X30
PO 3482 OFFICE MAX
STEEL FOLDING CHAIR - UNPADDED
2700		PLASTIC FOLDING TABLE - GREY - 8'
240		PLASTIC FOLDING TABLE - GREY - 6'
213		PO 3482A ELECTROLUX 9115105
	726300	AIR-O-BLASTCHILLER 208/3/60
	CDT0601L6C	CLIMATE CONTROL REMOTE SYSTEM
1	583290	BRAISING PAN, ELECTRIC, TILTING - 26 GAL
TOTAL HANDLING EQUIP 11-3-05
1		PALLET JACK
MOBILE FIX EQUIP
2		FOOD WARMER 11 QUARTS, ROUND
2		SLOTTED INSERT COVER
2		INSERT PAN 11 QUARTS STAINLESS STL
1		SLICER 12” GRAVITY FEED TOP MOUNT SHARPENER
INV14887322 9/23/05
1		TENT FOR FEEDING
MOBILE FIXTURES 09/09/05

2 OF 3

ASSIGNMENT, PURCHASE AGREEMENT AND UNCONDITIONAL BILL OF SALE FOR SCHEDULE NO. 1 DATED JULY 14, 2006
BETWEEN CMARK INTERNATIONAL, INC AS SELLER AND EQUIPMENT LEASING SERVICES, LLC AS PURCHASER

QTY	ITEM	DESCRIPTION
16		SHELVES - 24" X 60"
16		CHROME POSTS 74"
13		S/S PADDLES & SPOONS
1		S/S WORK TABLE 30" X 72" W/BACKSPLASH & UNDERSHELF
3		DRAIN LEVER/TWIST HANDLE
2		ELEC HOLDING CA INETS 12" X 20" X 26" W/PANS
23		8' X 30" S/s Work Table w/Backsplash and Undershelf
1		6' X 30" S/s Work Table w/ Backsplash and Undershelf
4		8' X 30" S/s Work Table w/Backsplash and Undershelf
400		Serving Trays
FOOD SERV SUPPLY 9/15/05
240		SERVING TRAYS - RED
240		SERVING TRAYS - BLUE
24		SERVING T YS - TEAL
MISC KITCHEN UTENSILS
OFFICE MAX
136		Steel Folding Chairs; unpadded, charcoal
40		Steel Folding Chairs; padded seats and backs, charcoal
MOBILE FIXTURES 918/05
1		True Model TS 23F
1		True Model TS 49F
1		True Model TS-23
1		True Model TS-23
1		Titan 8000 Generator
2		Advance TABCO Stainless Steel Detachable Drainboard 21" X 24" Part Number N-5-24
1		5' X 30" Stainless Steel Table w/lower shelf w/o Back Splash
1		Clark Model CGH-25
4		30 " X 60 " WORKTABLES
1		1 LEFT DISHTABLE
1		1 RIGHT DISHTABLE
1		1 FIVE-WELL HOT SERVICE
48		SHEET PANS 1/2"
1	GB18	FOOD CONTAINER
1	GB3	FOOD CONTAINER
1	GB7	FOOD CONTAINER
16		GB3- 3 GAL BEVERAGE CONTAINER - BLUE
16		GB3- 3 GAL BEVERAGE CONTAINER - GREEN
9	(35 GAL ICE CHEST)	GB18 (3) & GB7L (6)
14	(USED FOR JUICE)	GB-5 Green
21	(6 & 9 GAL CONTAINERS)	GB-6 (3) & GB-9 (18)
2	INV 496609	Coffee Urn
1	TQ-400	Toaster
2		Manual Can Opener
3		BBQ Half Grill / Half Griddle
50 DOZ		Dinner Forks
1		Battery Operated Thermometer
3		Electric Knives
1		Battery Operated Can Opener
2		Colanders
3		7 QT Saucepans
GULF CITY BODY AND TRAILER WORKS, INC.
48X102 TRANSCRAFT FLATTED TRAILER, BLACK IN COLOR,W SLIDING SUSPENSION, LED LIGHTS, 296/75R 22.5 TIRES
FED EXCISE TAX
DELIVERY

3 OF 3